UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2022

NorthStar Healthcare Income, Inc.
(Exact name of Registrant as Specified in its Charter)

Maryland	000-55190	27-3663988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4350 East West Highway, Suite 1050,
Bethesda, MD 20814
(Address of Principal Executive Offices, Including Zip Code)

(240) 479-7115
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer, President and Vice Chairman; Appointment of Interim Chief Executive Officer and President

On July 29, 2022, Ronald J. Jeanneault provided notice of his resignation as Chief Executive Officer, President and Vice Chairman and as a member of the board of directors (the “Board”) of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), effective as of August 12, 2022. The decision by Mr. Jeanneault was not a result of any disagreement with NorthStar Healthcare on any matter relating to NorthStar Healthcare’s operations, policies or practices.

On August 3, 2022, the Board appointed Ann B. Harrington as NorthStar Healthcare’s Interim Chief Executive Officer and President, effective upon Mr. Jeanneault’s resignation. Ms. Harrington, age 41, has been NorthStar Healthcare’s General Counsel and Secretary since May 2016, and will continue to act as NorthStar Healthcare’s General Counsel and Secretary. Ms. Harrington is also a Managing Director, General Counsel and Secretary of NRF Holdco, LLC, NorthStar Healthcare’s sponsor, a position she has held since March 2022. Prior to this role, Ms. Harrington was a Managing Director, Deputy General Counsel of NorthStar Healthcare’s former sponsor, DigitalBridge Group, Inc. (f/k/a Colony Capital, Inc. and NorthStar Asset Management Group Inc.), a position she held from March 2019 to February 2022, and previously served as Senior Vice President, Deputy General Counsel since January 2017 and as Senior Corporate Counsel from January 2015 to January 2017. Prior to joining NorthStar Asset Management Group Inc., Ms. Harrington served as an associate in the Corporate and Financial Services Group of Willkie Farr & Gallagher LLP from September 2008 through December 2014, where she advised public and private corporate clients with respect to capital markets transactions, mergers and acquisitions, securities laws compliance, corporate governance and other general corporate matters. Ms. Harrington holds a Bachelor of Arts from Princeton University and a Juris Doctor from The Ohio State University Moritz College of Law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: August 4, 2022	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary
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